UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 _______________


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  October 26, 2004

                              ____________________

                         Commission File Number 0-22935


                             PEGASUS SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)



                   DELAWARE                               75-2605174
       (State or other jurisdiction of                    (I.R.S. Employer
      incorporation or organization)                    Identification No.)


    CAMPBELL CENTRE I, 8350 NORTH CENTRAL EXPRESSWAY, SUITE 1900, DALLAS, TEXAS
                                      75206
                      (Address of principal executive office)
                                   (Zip Code)


       Registrant's telephone number, including area code: (214) 234-4000

                                        2
ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

On November 8, 2004, Pegasus Solutions, Inc. ("Pegasus") and Thomas Weisel Partners LLC ("TWP") entered into a 10b5-1 Purchase Plan pursuant to which TWP is to effect the repurchase by Pegasus of up to 1,500,000 shares of Pegasus common stock as authorized by Pegasus' board of directors.






                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    PEGASUS SOLUTIONS, INC.


November  12,  2004                                    /s/  SUSAN  K.  COLE
                                                    ----------------------------
                                                    Executive Vice President and
                                                    Chief  Financial  Officer